UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 25, 2006


                               ARADYME CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-50038             33-0619254
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

                 1255 North Research Way,
                        Suite Q3500
                        Orem, Utah                        84097
         ----------------------------------------       ----------
         (Address of principal executive offices)       (Zip code)

                                  801-705-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             ITEM 8.01--OTHER EVENTS

         On July 25, 2006, Aradyme Corporation issued a public release, a copy of which is attached as Exhibit 99.01, announcing posting of a letter to its shareholders, a copy of which is attached as Exhibit 99.02. Attached as Exhibit
99.03 is a public release dated July 26, 2006.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following are filed as exhibits to this report:

   Exhibit
    Number                Title of Document                       Location
-------------- -------------------------------------------------- --------------

     99        Miscellaneous
-------------- -------------------------------------------------- --------------
    99.01      Public release dated July 25, 2006                 Attached

    99.02      Aradyme Corporation's Letter of July 25, 2006,     Attached
               to Shareholders

    99.03      Public release dated July 26, 2006                 Attached



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ARADYME CORPORATION
                                                      Registrant


Dated:  July 25, 2006                                 By: /s/ James R. Spencer
                                                         -----------------------
                                                         James R. Spencer,
                                                         Chief Executive Officer

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